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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22532 (Commission File Number)	84-0585211 (I.R.S. Employer Identification No.)
321 West 84th Avenue, Suite A, Thornton, Colorado 80260 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On December 13, 2004 Ultimate Electronics, Inc. issued a press release requesting an extension of time to file its Form 10-Q for the quarter ended October 31, 2004. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

        The Company has substantially completed its work on its Quarterly Report on Form 10-Q for the quarter ended October 31, 2004 (its "Form 10-Q"). On December 10, 2004, however, the Company's lenders notified the Company that they would be requiring significant additional reserves against availability of funds under the credit facility, commencing December 10, 2004 and increasing those reserves through January 31, 2005 under the Company's revolving credit facility. Despite an improved trend with the Thanksgiving weekend sales, which historically are an indicator of the holiday selling season, fourth quarter sales to date have been weak. Based on continued deterioration in fourth quarter sales trends, the Company anticipates that it will be in violation of one or more covenants under its credit facility. Although the Company intends to seek a waiver from its lenders relating to the loan covenant violation(s), its lenders may not grant such waiver. The Company has concluded that the continued sales decline, the requirement for additional reserves and the potential loan covenant violation(s) raise substantial doubt about its ability to continue as a going concern. The Company is examining all of its strategic alternatives including a potential reorganization of its business. Due to these recent events, the Company has requested an extension of time to file its Form 10-Q, as it could not complete the filing of its Form 10-Q without unreasonable effort. The Company expects to file its Form 10-Q on or before December 15, 2004.

        Certain statements made in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects upon the Company. These forward-looking statements include statements regarding potential loan covenant violation(s), the Company's intention to seek a waiver from its lenders, the potential reorganization of its business and the expected date for filing its Form 10-Q. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, but not limited to, the Company's relationships with its suppliers, vendors and lenders; the decision of any of the Company's lenders to withhold its consent to provide waivers; the assessment of the Company's independent accountants regarding the Company's financial condition; and other risk factors identified in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004, the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2004, and other filings with the Securities and Exchange Commission. There can be no assurance that future developments affecting the Company will be those anticipated by management.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC. (Registrant)
Date: December 13, 2004	By:	/s/ DAVID A. CARTER David A. Carter, Senior Vice President—Finance and Chief Financial Officer

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  ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 8.01. OTHER EVENTS.
SIGNATURES